SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) is September 20, 2004


                                    YP CORP.
             (Exact name of registrant as specified in its charter)

            NEVADA                  000-24217             85-0206668
-------------------------------    ------------     ----------------------
(State or other jurisdiction of    (Commission          (IRS Employer
 incorporation or jurisdiction)    File Number)     Identification Number)


    4940 E. JASMINE STREET, SUITE 105, MESA, ARIZONA          85205
    ------------------------------------------------        ----------
         (Address of principal executive office)            (Zip Code)

Registrant's telephone number, including area code: (480) 654-9646

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE

     On September 20, 2004, YP Corp. ("YP") announced the declaration of a $.01 dividend on each share of its outstanding common stock, payable on October 19, 2004 to stockhooders of record as of September 21, 2004. A copy of the press release is attached to this report as Exhibit 99.1.

     This information is being disclosed pursuant to Regulation FD. Accordingly, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  EXHIBITS.

EXHIBIT  NO.     ITEM
------------     ----

99.1             Press Release titled "YP Corp. Announces 3rd Consecutive
                 Dividend."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September  21,  2004               YP  CORP.


                                          /s/  Peter Bergmann
                                          ----------------------------------
                                          Peter Bergmann, Chairman and Chief
                                          Executive Officer


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